SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2006



                                 DST MEDIA, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                 000-499749                       95-4881015
 --------------           ---------------                  ---------------
(State or other             (Commission                    (I.R.S. Employer
jurisdiction of             File Number)                   or organization)
incorporation            Identification No.)


               2541 Monroe Avenue, Suite 301, Rochester, NY 14618
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                  585-244-1840
         ---------------------------------------------------------------


                  2650 Jamacha Road # 147-2 El Cajon, CA 92019
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------  ---------------------------------------------

In connection with the audit of the fiscal year ended December 31, 2005 and of the two most recent prior fiscal years, ended 12/31/03 and 12/31/04 and through March 26, 2006, the date of the termination of Beadle, McBride, Evans & Reeves, LLP, as auditors for the Company, no disagreements existed on any matter of accounting, principles, or practices, financial statement disclosure or auditing scope of procedure. In November 2005, E-Cap Ventures Corp. acquired 100 percent of the outstanding shares of the Registrant. Mr. Morris Diamond owns 100 percent of the outstanding shares of E-Cap Ventures and is the chief executive officer and chief financial officer of E-Cap Ventures. It was Mr. Diamond's decision to employ Rotenberg & Co. LLP as the new auditors for the company effective March 26, 2006. Mr. Diamond had for many years and is presently using Rotenberg & Co. as auditors for companies with which he is presently and had been associated. Accordingly, he wishes to continue to use them as such.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DST Media, Inc.
                                             (Registrant)

Dated: April 4, 2006                   By: /S/ MORRIS DIAMOND
                                          -------------------
                                           Morris Diamond, President